                          REGISTRATION RIGHTS AGREEMENT

                          DATED AS OF SEPTEMBER 9, 2004

                                  BY AND AMONG

                         DIGITAL LIFESTYLES GROUP, INC.

                                       AND

                               THE INVESTORS NAMED
                             ON THE SIGNATURE PAGES
                                     HERETO

                                       AND

                           WESTECH CAPITAL CORPORATION

                                TABLE OF CONTENTS

DEFINITIONS.....................................................................................    1

SHELF REGISTRATION..............................................................................    3

PIGGYBACK REGISTRATION..........................................................................    5

REGISTRATION PROCEDURES.........................................................................    6

REGISTRATION EXPENSES...........................................................................    9

INDEMNIFICATION.................................................................................    9

CONTRIBUTION....................................................................................   11

REPORTS UNDER THE EXCHANGE ACT..................................................................   11

MISCELLANEOUS...................................................................................   11

                          REGISTRATION RIGHTS AGREEMENT

      This Registration Rights Agreement (this "AGREEMENT") is made and entered into as of September 9, 2004 (the "EXECUTION DATE"), by and among Digital Lifestyles Group, Inc., a Delaware corporation (the "COMPANY"), and the investors named on the signature pages hereto (each, individually, an "INVESTOR" and, collectively, the "INVESTORS"), and Westech Capital Corporation, as designee of Tejas Securities Group, Inc. ("WESTECH"). The Investors have agreed to purchase from the Company, pursuant to the Purchase Agreement (as defined below), 14,450,858 shares (the "SHARES") of the Company's common stock, par value $0.03 per share (the "COMMON STOCK"), and warrants to purchase 7,225,426 shares of Common Stock (the "WARRANTS").

      This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof (the "PURCHASE AGREEMENT"), by and among the Company and the Investors. In order to induce the Investors to purchase the Shares and Warrants, and for the benefit of the Holders from time to time of the Registrable Securities (as defined below), the Company has agreed to provide the registration rights set forth in this Agreement.

      The parties hereby agree as follows:

1. DEFINITIONS.

      As used in this Agreement, the following capitalized terms shall have the following meanings:

      "ACT" - As defined in the final paragraph of this Section 1.

      "AGREEMENT" - As defined in the preamble hereto.

      "BUSINESS DAY" - A day other than a Saturday, a Sunday, a day on which the banking institutions in the State and City of New York are authorized or obligated by law or executive order to close or a day that is declared a national or New York state holiday.

      "COMMISSION" - Securities and Exchange Commission.

      "COMMON STOCK" - As defined in the preamble hereto.

      "COMPANY" - As defined in the preamble hereto.

      "COMPANY COUNSEL" - As defined in Section 2(a) hereof.

      "CONTROLLING PERSON" - As defined in Section 5(a) hereof.

      "DAMAGES WARRANT" - As defined in Section 2(c) hereof.

      "EFFECTIVENESS PERIOD" - As defined in Section 2(a)(ii) hereof.

      "EFFECTIVENESS TARGET DATE" - The 65th day after the Execution Date; provided, however, that if the Commission subjects the Shelf Registration Statement to a review and has written comments that would require the filing of a pre-effective amendment thereto with the Commission, then the Effectiveness Target Date shall be the 95th day after the Execution Date.

      "EXCHANGE ACT" - Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

      "EXECUTION DATE" - As defined in the preamble hereto.

      "HOLDER" - Each registered owner of any Registrable Security.

      "INDEMNIFIED HOLDER" - As defined in Section 5(a) hereof.

      "INVESTORS" - As defined in the preamble hereto.

      "LOSSES" - As defined in Section 5(a) hereof.

      "OUTSIDE INVESTORS" " - As defined in Section 2(c) hereof.

      "PERSON" - A corporation, an association, a partnership, an individual, a joint venture, a joint stock company, a trust, an unincorporated organization or a government or an agency or political subdivision thereof.

      "PROSPECTUS" - The prospectus included in the Shelf Registration Statement, as amended or supplemented including, without limitation, by any post-effective amendments thereto, and all material incorporated by reference into such prospectus.

      "PURCHASE AGREEMENT" - As defined in the preamble hereto.

      "REGISTRABLE SECURITIES" - Means (a) the Shares, (b) the Warrant Shares, and (c) any securities issued or issuable upon any stock split, divided or other distribution, recapitalization or similar event with respect to any securities referenced in (a) or (b) above, in each case until the earliest to occur of (x) the date on which such Share, Warrant or other security, as the case may be, has been effectively registered under the Securities Act and sold in a manner contemplated by the Shelf Registration Statement, or (y) the date on which such Share, Warrant Share or other security, as the case may be, has been sold to the public in compliance with Rule 144 under the Securities Act (or any successor provision thereto), or is transferable to the public pursuant to paragraph (k) of such Rule 144 (or any successor provision thereto).

      "REQUISITE INFORMATION" - As defined in Section 2(b) hereof.

      "SECURITIES ACT" - Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

      "SHARES" - As defined in the preamble hereto.

      "SHELF REGISTRATION STATEMENT" - As defined in Section 2(a) hereof.

      "SUSPENSION PERIOD" - As defined in Section 2(d) hereof.

      "TARGETED FILING DATE" - The 21st day after the Execution Date.

      "UNDERWRITTEN OFFERING" - A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

      "WARRANTS" - As defined in the preamble hereto.

      "WARRANT SHARES" - The shares of Common Stock or other equity securities issued or issuable upon exercise of the Warrants, Damages Warrants, if any, and the 1,000,000 shares of Common Stock or other equity securities issued or issuable upon exercise of that certain Warrant to Purchase Shares of Common Stock dated the date hereof issued to Westech.

      "WESTECH" - As defined in the preamble hereto.

      References herein to the term "Holders of a majority in aggregate principal amount of Registrable Securities" or words to a similar effect shall mean, with respect to any request, notice, demand, objection or other action by the holders of Registrable Securities hereunder or pursuant hereto (each, an "ACT"), registered holders of a number of shares of then outstanding Common Stock constituting Registrable Securities and an aggregate amount of then outstanding Warrants exercisable for Registrable Securities, such that the sum of such shares of Common Stock and the shares of Common Stock issuable upon exercise of such Warrants constitute in excess of 50% of the sum of all of the then outstanding shares of Common Stock constituting Registrable Securities and the number of shares of Common Stock issuable upon exercise of then outstanding Warrants exercisable for Registrable Securities. For purposes of the immediately preceding sentence, any Holder may elect to take any Act with respect to all or any portion of the Registrable Securities held by it and only the portion as to which such Act is taken shall be included in the numerator of the fraction described in the preceding sentence.

2. SHELF REGISTRATION.

      (a)   The Company hereby agrees to use its best efforts to:

            (i) file with the Commission no later than the Targeted Filing Date, a registration statement on Form S-1 for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (or any successor provision thereto) covering all of the Registrable Securities (the "SHELF REGISTRATION STATEMENT"); and

            (ii) cause the Shelf Registration Statement to be declared effective pursuant to the Securities Act by the Effectiveness Target Date, and use all reasonable efforts to keep the Shelf Registration Statement continuously effective and available for resale of the Registrable Securities under the Securities Act for the period (the "EFFECTIVENESS PERIOD") ending on the earliest of (A) the date that is two years after the date on which all the Shares are issued (including those issued pursuant to Purchase Agreement at any closing occurring after the Execution Date) to the Investors; provided, such date shall be extended by the amount of time of any Suspension Period; (B) the date on which there ceases to be outstanding any Registrable Securities; and (C) the date on which the Company receives an opinion from its legal counsel ("COMPANY COUNSEL") to the effect that all Registrable Securities can be freely traded without the continued effectiveness of the Shelf Registration Statement and the Company has instructed the transfer agent for the Shares and Warrant Shares that any legends on the certificate representing such Shares or Warrant Shares that restrict the transfer of such Shares or Warrant Shares shall be removed upon presentation to the transfer agent of any such certificate. Thereafter, the Company shall be entitled to withdraw the Shelf Registration Statement and, upon such withdrawal, the Investors shall have no further right to offer or sell any of the Registrable Securities pursuant to the Shelf Registration Statement (or any Prospectus relating thereto).

Notwithstanding anything contained within to the contrary, the Company shall have the right to convert the Shelf Registration Statement to a registration statement on Form S-2 or Form S-3 or file a new registration statement on Form S-2 or Form S-3 for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (or any successor provision thereto) covering all the Registrable Securities and, upon the declaration of effectiveness thereof by the Commission, the

Company shall have the right to withdraw the Shelf Registration Statement (in which event, such registration statement on Form S-2 or Form S-3 will be deemed to be a "SHELF REGISTRATION STATEMENT," for the purposes of this Agreement, including the Company's obligations with respect thereto).

      (b) The Company may require each Holder of Registrable Securities as to which any registration is being effected to furnish to the Company, within ten calendar days after written request therefor has been made by the Company, such information regarding the distribution of such Holder's Registrable Securities as is required by law to be disclosed in the Shelf Registration Statement (the "REQUISITE INFORMATION").

      The Company shall file prospectus supplements pursuant to Rule 424 under the Securities Act (or any successor provision thereto) to amend or supplement the Shelf Registration Statement to include in the Shelf Registration Statement the Requisite Information as to each Holder (and the Registrable Securities held by such Holder) that provides notice to the Company of the Requisite Information. The Company shall file such a prospectus supplement with the Commission no less than once every twenty Business Days if during such period the Company receives notice from any Holder which includes the Requisite Information with respect to any such Holder. The Company shall provide each Holder a copy of such Prospectus as so amended or supplemented containing the Requisite Information within three Business Days of filing such Prospectus with the Commission in order to permit such Holder to comply with the prospectus delivery requirements of the Securities Act in a timely manner with respect to any proposed disposition of such Holder's Registrable Securities.

      No Holder shall be entitled to use the Prospectus unless and until such Holder shall have furnished the information required by this Section 2(b) in accordance with the first or second paragraph hereof and such information with respect to such Holder shall have been included in the Prospectus. If any information furnished to the Company by a Holder for inclusion in the Shelf Registration Statement or the Prospectus becomes materially misleading, such Holder agrees (i) to furnish promptly to the Company all information required to be disclosed in such Shelf Registration Statement in order to make the information previously furnished to the Company not materially misleading and
(ii) to stop selling or offering for sale Registrable Securities pursuant to the Shelf Registration Statement until such Holder's receipt of the copies of a supplemented or amended Prospectus as contemplated by Section 4(b)(xii) hereof.

      (c) The Company and each Investor that is not an officer or director of the Company or an affiliate or associate of an officer or director of the Company (the "OUTSIDE INVESTORS") agree that the Outside Investors will suffer damages if the Company fails to fulfill its obligations pursuant to Section 2(a)(i) hereof and that it would not be possible to ascertain the extent of such damages. Accordingly, (i) if the Shelf Registration Statement has not been filed with the Commission by or on the Targeted Filing Date, the Company hereby agrees, as a sole remedy and as liquidated damages to the Outside Investors, to issue to each Outside Investor with respect to each Warrant held by such Outside Investor an additional warrant, with the same terms and conditions and exercise price as such Warrant, to purchase the number of shares of Common Stock equal to 50% of the number of Warrant Shares issuable upon exercise of such Warrant held by such Outside Investor (the "DAMAGES WARRANT"), and (ii) if the Shelf Registration Statement has not been filed with the Commission by or on the 45th day of after the Execution Date, the Company hereby agrees, as a sole remedy and as liquidated damages to the Outside Investors, to issue to each Outside Investor with respect to each Warrant held by such Outside Investor, an additional Damages Warrant, with the same terms and conditions and exercise price as such Warrant, to purchase the number of shares of Common Stock equal to 50% of the number of Warrant Shares issuable upon exercise of such Warrant held by such Outside Investor. No Damages Warrant shall be issued in respect of any Damages Warrant.

      (d) Notwithstanding anything in this Section 2 to the contrary, if the Company shall furnish to the Investors a certificate signed by the President or Chief Executive Officer of the Company stating that the Company's Board of Directors has made the good faith determination (i) that the continued use by the Investors of the Shelf Registration Statement for purposes of effecting offers or sales of Registrable Securities pursuant hereto would require, under the Securities Act and the rules and regulations promulgated thereunder, premature disclosure in the Shelf Registration Statement (or the Prospectus relating thereto) of material, nonpublic information concerning the Company, its business or prospects or any proposed material transaction involving the Company, (ii) that such premature disclosure would be materially adverse to the Company, its business or prospects or any such proposed material transaction or would not be in the best interests of the Company and (iii) that it is therefore essential to suspend the use by the Investors of the Shelf Registration Statement (and the Prospectus relating thereto), then the right of the Investors to use the Shelf Registration Statement (and the Prospectus relating thereto) for purposes of effecting offers or sales of Registrable Securities pursuant thereto shall be suspended for a period (the "SUSPENSION PERIOD") not greater than sixty (60) Business Days during any consecutive twelve (12) month period, which shall include no more than thirty (30) consecutive Business Days. During the Suspension Period, the Investors shall not offer or sell any Registrable Securities pursuant to or in reliance upon the Shelf Registration Statement (or the Prospectus relating thereto). The Company agrees that, as promptly as possible, but in no event later than three (3) Business Days, after the consummation, abandonment or public disclosure of the event or transaction that caused the Company to suspend the use of the Shelf Registration Statement (and the Prospectus relating thereto) pursuant to this Section 2(d), the Company will lift any suspension, provide the Investors with revised Prospectuses, if required, and will notify the Investors of their ability to effect offers or sales of Registrable Securities pursuant to or in reliance upon the Shelf Registration Statement.

3. PIGGYBACK REGISTRATION.

      (a) If at any time during the Effectiveness Period any Registrable Securities are not able to be resold pursuant to an effective Shelf Registration Statement, and the Company proposes to register any of its equity securities under the Securities Act, whether as a result of an offering for its own account or the account of others (but excluding any registrations to be effected on Forms S-4 or S-8 or other applicable successor Forms), the Company shall, each such time, give to the Investors twenty (20) days' prior written notice of its intent to do so, and such notice shall describe the proposed registration and shall offer such Investors the opportunity to register such number of Registrable Securities as each such Investor may request. Upon the written request of any Investor given to the Company within fifteen (15) days after the receipt of any such notice by the Company, the Company shall include in such registration all or part of the Registrable Securities of such Investor, to the extent requested to be registered.

      (b) If a registration pursuant to Section 3 hereof involves an underwritten offering and the managing underwriter shall advise the Company in writing that, in its opinion, the number of shares of Common Stock requested by the Investors to be included in such registration is likely to affect materially and adversely the success of the offering or the price that would be received for any shares of Common Stock offered in such offering, then, notwithstanding anything in this Section 3 to the contrary, the Company shall only be required to include in such registration, to the extent of the number of shares of Common Stock which the Company is so advised can be sold in such offering, (i) first, the number of shares of Common Stock requested to be included in such registration for the account of the Company and any stockholders of the Company (excluding the Investors) that have the right to demand or request the inclusion in such registration of shares of Common Stock held by such stockholders, allocated amongst them in any manner that the Company and such stockholders agree upon, and (ii) second, any shares of Common Stock proposed to be included in such registration for the account of the Investors.

      (c) In connection with any offering under this Section 3 involving an underwriting of shares, the Company shall not be required under this Section 3 or otherwise to include the Registrable Securities of any Investor therein unless such Investor accepts and agrees to the terms of the underwriting, which shall be reasonable and customary, as agreed upon between the Company and the underwriters selected by the Company.

4. REGISTRATION PROCEDURES.

      (a) The parties hereto agree that the initial filing and declaration of effectiveness of the Shelf Registration Statement shall not contemplate an Underwritten Offering and the Company shall not be required to cooperate with any Underwritten Offering prior to such declaration of effectiveness. Although the Holders may after the declaration of effectiveness of the Shelf Registration Statement engage underwriters in connection with their distribution of Registrable Securities and the Company will cooperate with any reasonable requests for its cooperation in connection with any such engagement, the Company shall in no event be required to pay any expenses associated with any such Underwritten Offering, except as otherwise specified herein.

      (b) In connection with the Shelf Registration Statement and any Prospectus required by this Agreement, during the Effectiveness Period the Company shall:

            (i) use all reasonable efforts to keep the Shelf Registration Statement continuously effective for the Effectiveness Period; upon the occurrence of any event that would cause the Shelf Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) to not be effective or to not be usable for resales of Registrable Securities during the Effectiveness Period, the Company shall in the case of clause (A) file promptly an appropriate amendment to the Shelf Registration Statement or a supplement to the Prospectus correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use all reasonable efforts to cause such amendment, if applicable, to be declared effective or the Shelf Registration Statement and the related Prospectus to become usable for their intended purposes as soon as practicable thereafter;

            (ii) furnish to each of the Investors and to counsel for the Investors, before filing with the Commission, copies of the Shelf Registration Statement and the Prospectus included therein, and any pre-effective amendments thereof, which documents shall be subject to the review of the Investors and such counsel for a period of at least three Business Days; and shall consider any requests for additions to or modifications of the Shelf Registration Statement and the Prospectus included therein and any pre-effective amendments thereto reasonably made by any Investor or counsel for the Investors;

            (iii) use all reasonable efforts to prepare and file with the Commission such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement effective during the Effectiveness Period; use all reasonable efforts to cause the Prospectus to be supplemented by any required Prospectus supplement within the time period specified in Section 2(b) hereof, and as so supplemented, cause the Prospectus to be filed pursuant to Rule 424 under the Securities Act and to comply fully with the applicable provisions of Rule 424 under the Securities Act in a timely manner; and use all reasonable efforts to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Shelf Registration Statement during the Effectiveness Period in accordance with the intended method or methods of distribution by the sellers thereof set forth in the Shelf Registration Statement or supplement to the Prospectus;

            (iv) Cooperate with any reasonable due diligence investigation undertaken by the Investors, and any attorney, accountant or other agent retained by the Investors, in connection with the sale of the Registrable Securities, including, without limitation, making available any documents and information; provided, however, that the Company will not deliver or make available to any Outside Investor material, nonpublic information unless such Outside Investor specifically requests and consents in advance in writing to receive such material, nonpublic information and, if requested by the Company, such Outside Investor agrees in writing to treat such information as confidential.

            (v) use all reasonable efforts to notify the selling Holders promptly and, if requested by such Persons, to confirm such advice in writing, (A) when the Prospectus, any Prospectus supplement or any post-effective amendment to the Shelf Registration Statement applicable to such Holder has been filed, and, with respect to the Shelf Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Shelf Registration Statement or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Registrable Securities for offering or sale in any jurisdiction or of the initiation of any proceeding for any of the preceding purposes, or (D) of the existence of any fact or of the happening of any event (but not the substance or details of any such fact or event) that makes untrue any statement of a material fact made in the Shelf Registration Statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein, or that requires the making of any additions to or changes in the Shelf Registration Statement or the Prospectus in order to make the statements therein not misleading;

            (vi) if at any time the Commission shall issue any stop order suspending the effectiveness of the Shelf Registration Statement, or any state securities commission shall issue an order suspending the qualification or exemption from qualification of the Registrable Securities under state securities or Blue Sky laws, use all reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

            (vii) if requested by any selling Holder, within the time period specified in Section 2(b) hereof, use all reasonable efforts to incorporate in the Shelf Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment, if necessary, such Requisite Information as such selling Holders request to have included therein, and use all reasonable efforts to make all required filings of any such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company shall not be required to take any action pursuant to this
      Section 4(b)(vii) that would, in the opinion of Company Counsel, violate applicable law or to include information to which the Company reasonably objects;

            (viii) deliver to each selling Holder, without charge, as many copies of the Shelf Registration Statement and the Prospectus (including each preliminary prospectus intended for public distribution) (including documents incorporated by reference therein and exhibits thereto) and any amendment or supplement thereto as such selling Holder reasonably may request; subject to Section 4(c) below, the Company hereby consents to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders in connection with the offering and the sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto in conformity with the Plan of Distribution set forth in the Prospectus and in compliance with all applicable laws and this Agreement;

            (ix) take all such other actions in connection therewith as are reasonable and customary in order to expedite or facilitate the disposition of the Registrable Securities pursuant to the Shelf Registration Statement contemplated by this Agreement, all to such extent as may be reasonably requested by any Investor or by any Holder of Registrable Securities in connection with any sale or resale pursuant to the Shelf Registration Statement contemplated by this Agreement;

            (x) prior to any public offering of Registrable Securities, cooperate with the selling Holders, and their respective counsel in connection with the registration and qualification of the Registrable Securities under the securities or Blue Sky laws of such domestic jurisdictions as the selling Holders may reasonably request; and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Shelf Registration Statement; provided, however, that in no event shall the Company be obligated to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it is not now so qualified, (B) file any general consent to service of process in any jurisdiction where it is not as of the date hereof so subject, or
      (C) subject itself to taxation in any jurisdiction if it is not so subject;

            (xi) cooperate with the selling Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the selling Holders may request, provided that such request is made at least two Business Days prior to any sale of Registrable Securities;

            (xii) as soon as reasonably practicable after the occurrence of any fact or event of the kind described in Section 4(b)(v)(D) above, use all reasonable efforts to prepare a supplement or post-effective amendment to the Shelf Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Registrable Securities, the Prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary, to make the statements made therein not misleading in the light of the circumstances in which they were made; provided, however, that notwithstanding anything to the contrary herein, the Company shall not be required to prepare and file such a supplement or post-effective amendment or document if the fact no longer exists; and

            (xiii) provide promptly to each Holder upon request any document filed with the Commission pursuant to the requirements of Section 13 or
      Section 15 of the Exchange Act.

      (c) Each Holder agrees by acquisition of a Registrable Security that, upon receipt of any notice from the Company of the existence of any fact or event of the kind described in Section 4(b)(v)(D) hereof, such Holder shall: (i) keep the fact of such notice confidential and (ii) stop selling or offering for sale Registrable Securities pursuant to the Shelf Registration Statement until such Holder's receipt of the copies of a supplemented or amended Prospectus as contemplated by Section 4(b)(xii) hereof, or until it receives advice in writing from the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus (it being understood and agreed by the Company that the foregoing shall in no way diminish or otherwise impair the Company's obligation to as promptly as possible prepare a Prospectus amendment or supplement as above provided in Section 4(b)(xii) and deliver copies of same as above provided in Section 4(b)(vii) hereof), and it being further understood that, in the case of the Shelf Registration Statement, any such period during which the Investors are restricted from offering or selling Registrable Securities shall constitute a Suspension Period. If so directed by the Company, each Holder shall deliver to the Company (at the expense of the Company) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities that was current at the time of receipt of such notice.

      (d) The Company shall have no obligation to keep a Prospectus usable with respect to a particular Holder or to give notice that a Prospectus is not usable by such Holder to the extent such Prospectus is not usable by such Holder because current Requisite Information with respect to such Holder is not included therein because such Holder has not provided such information to the Company in accordance with Section 2(b).

5. REGISTRATION EXPENSES.

      The following expenses incident to the Company's performance of or compliance with this Agreement shall be borne by the Company regardless of whether the Shelf Registration Statement becomes effective: (a) all registration and filing fees and expenses; (b) all fees and expenses associated with compliance with federal securities and Blue Sky or state securities laws; (c) all expenses of printing of copying, messenger and delivery services and telephone; (d) all fees and disbursements of Company Counsel; (e) all fees and disbursements of independent certified public accountants of the Company; and
(f) reasonable fees and disbursements for one firm acting as counsel to the Investors in connection with the preparation and filing of the Shelf Registration Statement.

      The Company shall, in any event, bear its own internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.

6. INDEMNIFICATION.

      (a) The Company agrees to indemnify and hold harmless (i) each Holder and
(ii) each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) any Holder (any of the persons referred to in this clause (ii) being hereinafter referred to as a "CONTROLLING PERSON") and (iii) the respective officers, directors, partners, employees, representatives and agents of any Holder or any controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an "INDEMNIFIED HOLDER"), to the fullest extent lawful, from and against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys' fees and expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation) (collectively, "LOSSES"), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or Prospectus or any amendment or supplement thereto or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent but only to the extent that any such Losses arise out of or are based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by any Holder for use as specified therein; and provided further, however, that the foregoing indemnity shall not inure to the benefit of any Indemnified Holder if the person asserting such Loss (A) purchased a Registrable Security and the Indemnified Holder, or someone acting on the Indemnified Holder's behalf, did not deliver to such person at or prior to the written confirmation of the sale of such Registrable Security a Prospectus (as then amended or supplemented, if the Company furnished or made available to the Indemnified Holder free of charge any amendments or supplements thereto prior to such purchase by the person asserting such Loss) and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, liability, claim, damage or expense; or (B) received a

Prospectus or an amendment or supplement thereto in violation of Section 4(c) of this Agreement if such violation caused such Loss. The Company shall notify the Holders promptly of the institution, threat or assertion of any claim, proceeding (including any governmental investigation) or litigation in connection with the matters addressed by this Agreement that involves the Company or any Indemnified Holder.

      (b) In case any action or proceeding (including, without limitation, any governmental or regulatory investigation or proceeding) shall be brought or asserted against any of the Indemnified Holders with respect to which indemnity may be sought against the Company, such Indemnified Holder (or the Indemnified Holder controlled by such controlling person) shall promptly notify the Company in writing; provided, however, that the failure to give such notice shall not relieve the Company of its obligations pursuant to this Agreement except to the extent the Company is prejudiced by such failure. In case any such action is brought against an Indemnified Holder, and it notifies the Company of the commencement thereof, the Company will be entitled to participate therein, and to the extent it elects by written notice delivered to the Indemnified Holder promptly after receiving the aforesaid notice from such Indemnified Holder, to assume and control the defense thereof with counsel reasonably satisfactory to such Indemnified Holder. Notwithstanding the foregoing, the Indemnified Holder shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Holder; provided, however, that the fees and expenses of such counsel shall be at the expense of the Company if (i) the Company has failed to assume the defense of such action or (ii) the named parties to any such action (including any impleaded parties) include such Indemnified Holder and the Company and such Indemnified Holder shall have reasonably concluded that there may be one or more legal defenses available to it that are different from or in addition to those available to the Company; provided, further, that the Company shall not in such event be responsible hereunder for the fees and expenses of more than one firm of separate counsel, which firm shall be designated by the Indemnified Holders and shall be subject to the Company's approval, not to be unreasonably withheld, in connection with any action or separate but related actions in the same jurisdiction, in addition to any local counsel. The Company shall not be liable for any settlement of any such action or proceeding effected without the Company's prior written consent, which consent shall not be unreasonably withheld or delayed, and the Company agrees to indemnify and hold harmless any Indemnified Holder from and against any Loss by reason of any settlement of any action effected with the Company's written consent. The Company shall not, without the prior written consent of each Indemnified Holder, settle or compromise or consent to the entry of a judgment in or otherwise seek to terminate any pending or threatened litigation or proceeding in respect of which indemnification or contribution may be sought hereunder, unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Holder from all liability arising out of such action, claim, litigation or proceeding and no finding of fault by any Indemnified Holder.

      (c) Each Holder of Registrable Securities agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers, and any person controlling (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company, each Holder selling Registrable Securities under Shelf Registration Statement, each such Holder's directors and officers, and any person controlling (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any such Holder, and the respective officers, directors, partners, employees, representatives and agents of each such person, to the same extent as the foregoing indemnity from the Company to each of the Indemnified Holders, but only with respect to claims and actions based on information relating to such Holder furnished by such Holder for use in the Shelf Registration Statement or Prospectus and used in the Shelf Registration Statement or Prospectus in the manner specified by such Holder; provided, however, that the maximum amount of liability of such Investor hereunder shall be limited to the proceeds (net of underwriting discounts and commissions, if any) actually received by such Investor from the sale of Registrable Securities covered by such Shelf Registration Statement; and provided, further, however, that the indemnity agreement contained in this Section 7(c) shall not apply to amounts paid in settlement of any such Losses if such settlement is effected without the consent of such

Investor against which the request for indemnity is being made (which consent shall not be unreasonably withheld). In case any action or proceeding shall be brought against any of the Company or its directors or officers or any such controlling person in respect of which indemnity may be sought against a Holder of Registrable Securities, such Holder shall have the rights and duties given the Company, and each of the Company or its directors or officers or such controlling person shall have the rights and duties given to each Holder by the preceding paragraph.

7. CONTRIBUTION.

      If the indemnification provided for in Section 5 hereof is unavailable to a party entitled to indemnification in respect of any Losses referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses (a) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Holders on the other hand from their sale of Registrable Securities or (b) if such allocation is not permitted by applicable law, the relative fault of the Company on the one hand and of the Indemnified Holder on the other in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations; provided, however, that the maximum amount of liability of any Investor hereunder shall be limited to the proceeds (net of underwriting discounts and commissions, if any) actually received by such Investor from the sale of Registrable Securities covered by the Shelf Registration Statement. The relative fault of the Company on the one hand of the Indemnified Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, or by a Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The indemnity and contribution obligations of each indemnifying party set forth herein shall be in addition to any liability or obligation such indemnifying party may otherwise have to any indemnified party, including under this Agreement.

8. REPORTS UNDER THE EXCHANGE ACT.

      With a view to making available to the Investors the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit the Investors to sell the Registrable Securities to the public without registration, the Company agrees during the Effectiveness Period to use best efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, (ii) file with the Commission in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Securities Act or the Exchange Act, and (iii) as long as any Investor owns any Shares or Warrant Shares, to furnish in writing upon such Investor's request a written statement by the Company that it has complied with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, and to furnish to such Investor a copy of the most recent annual and quarterly reports of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing such Investor of any rule or regulation of the Commission permitting the selling of any such Shares without registration.

9. MISCELLANEOUS.

      (a) The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of a majority in aggregate principal amount of Registrable Securities.

      (b) All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return-receipt requested), or courier guaranteeing overnight delivery:

            (i) if to a Holder, at the address set forth on the stock register or other records of the Company; and

            (ii) if to the Company:

                   Digital Lifestyles Group, Inc.
                   1001 S. Capital of Texas Highway
                   Building I, Suite 200
                   Austin, Texas  78746
                   Attention:  Theodore B. Muftic, Chief Financial Officer

                   with a copy to:

                   Digital Lifestyles Group, Inc.
                   1001 S. Capital of Texas Highway
                   Building I, Suite 200
                   Austin, Texas  78746
                   Attention:  J. William Wilson, General Counsel

      All such notices and communications shall be deemed to have been duly given; at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

      (c) This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Registrable Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless such successor or assignee and Holder provide the Company with written notice at the time of such succession or assignment stating the name of such successor or assignee and identifying the Registrable Securities as to which this Agreement is being assigned; provided, however, that any such assignee or successor shall receive such Registrable Securities subject to all the terms and conditions of this Agreement, including without limitation, Section 5, and shall thereafter be deemed a "Holder" for all purposes under this Agreement.

      (d) This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      (f) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      (g) THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO AGREEMENTS BETWEEN RESIDENTS OF DELAWARE WHOLLY EXECUTED AND WHOLLY PERFORMED THEREIN.

      (h) In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and the remaining provisions contained herein shall not be affected or impaired thereby.

      (i) This Agreement, together with the Purchase Agreement and other Agreements referred to in the Purchase Agreement, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                    COMPANY:

                                    DIGITAL LIFESTYLES GROUP, INC.

                                    By: /s/ KENT A. SAVAGE
                                        ----------------------------------------
                                        Name: Kent A. Savage
                                        Title: Chief Executive Officer

                                    WESTECH:

                                    WESTECH CAPITAL CORPORATION,
                                    AS DESIGNEE OF TEJAS SECURITIES GROUP, INC.

                                    By: /s/ KURT J. RECHNER
                                        ----------------------------------------
                                        Name: Kurt J. Rechner
                                        Title: President and C.O.O.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
                     SIGNATURE PAGES OF INVESTORS TO FOLLOW]

                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                    INVESTOR:

                                    [__________________________________________]

                                    By:_________________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT